FORM 8-K

                 SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C. 20549

                          CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15 (d) OF THE

                    SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): May 19, 1998

                          SouthBanc Shares, Inc.
                          ----------------------
           (Exact name of registrant as specified in its charter)



      Delaware                     0-23751                   58-2361245
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State or other jurisdiction        Commission            (I.R.S. Employer
 of incorporation                  File Number           Identification No.)



907 N. Main Street, Anderson, South Carolina                         29621
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(Address of principal executive offices)                           (Zip Code)


    Registrant's telephone number (including area code):  (864) 225-0241

                                 Not Applicable
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         (Former name or former address, if changed since last report)

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Item 4.  Changes in Registrant's Certifying Accountant
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     (a)  On May 19, 1998, the Registrant's Board of Directors, at the
recommendation of its Audit Committee, terminated the engagement of KPMG Peat Marwick LLP, Greenville, South Carolina, as the Registrant's certifying accountants.

          The report of KPMG Peat Marwick LLP on the financial statements of Perpetual Bank, A Federal Savings Bank ("Savings Bank"), the Registrant's wholly-owned subsidiary, for either of the last two fiscal years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

          During the Registrant's and the Savings Bank's two most recent fiscal years and subsequent interim periods preceding the date of termination of the engagement of KPMG Peat Marwick LLP, neither the Registrant nor the Savings Bank was not in disagreement with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of KPMG Peat Marwick LLP, would have caused KPMG Peat Marwick LLP to make reference to the subject matter of the disagreement in connection with its report.

          The required letter from KPMG Peat Marwick LLP with respect to the above statements concerning it will be filed as an amendment hereto.

     (b) On May 19, 1998, the Registrant's Board of Directors, at the recommendation of its Audit Committee, engaged Elliott, Davis & Company, LLP, Greenville, South Carolina, as the Registrant's certifying accountants. Neither the Registrant nor the Savings Bank has consulted with Elliott, Davis & Company, LLP during its two most recent fiscal years nor during any subsequent interim period prior to its engagement regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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     None.

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                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 SOUTHBANC SHARES, INC.



Date:  May 22, 1998              By:  /s/ Robert W. Orr
                                      -------------------------------------
                                      Robert W. Orr
                                      President and Chief Executive Officer

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